UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2025

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15420 Laguna Canyon Road, Suite 100 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 808-8888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Capital Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On April 10, 2025, the Board of Directors (the “Board”) of Mobix Labs, Inc. (the “Company”) appointed Philip Sansone as Interim Chief Executive Officer of the Company, effective immediately. Mr. Sansone will serve as Interim Chief Executive Officer of the Company until Fabian Battaglia, currently on sick leave, is able to return to his position as Chief Executive Officer.

Prior to his appointment to Interim Chief Executive Officer, Mr. Sansone, 65, served as Vice President of Worldwide Sales at the Company from September 2021 to April 2025. Prior to his service at the Company, Mr. Sansone served as Vice President of Global Distribution at MaxLinear, a provider of radio frequency, analog, digital and mixed-signal integrated circuits, from April 2019 to September 2021. Mr. Sansone received his bachelor’s degree in business administration from the New York Institute of Technology and brings decades of worldwide sales and distribution experience to the Company.

There is no arrangement or understanding between Mr. Sansone and any other person pursuant to which Mr. Sansone has been appointed as Interim Chief Executive Officer. There are no family relationships between Mr. Sansone and any of the Company’s directors and executive officers, and Mr. Sansone is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobix Labs, Inc.

Dated: April 16, 2025	/s/ Keyvan Samini
Keyvan Samini
President and Chief Financial Officer